Exhibit 10.2

AMENDED AND RESTATED GENERAL SUBORDINATION AGREEMENT

July 20, 2023

To:	TBK Bank, SSB
12700 Park Central Dr.
Dallas, TX 75251

Ladies and Gentlemen:

UNIQUE LOGISTICS INTERNATIONAL, INC., a Nevada corporation (“Parent”), UNIQUE LOGISTICS HOLDINGS, INC., a Delaware corporation (“Holdings”) UNIQUE LOGISTICS INTERNATIONAL (NYC), LLC, a Delaware limited liability company (“New York”), UNIQUE LOGISTICS INTERNATIONAL (BOS), INC., a Massachusetts corporation (“Boston” and, together with Parent, Holdings and New York, collectively, the “Debtor”) is now or may hereafter be indebted to FRANGIPANI TRADE SERVICES, INC., a New York corporation (the “Junior Creditor”). The Junior Creditor represents that said indebtedness has not heretofore been assigned to or subordinated in favor of any other person, firm or corporation and that the Junior Creditor holds no security therefor.

To induce TBK Bank, SSB (“Senior Creditor”) to extend or to permit any concern for which Senior Creditor may now or in the future act as finance company to extend credit to Debtor and/or to grant financial accommodations to Debtor at any time (including the extension or renewal, in whole or in part, of any antecedent or other debt) upon such terms and for such amounts as may be mutually agreeable to Senior Creditor and Debtor and/or to accept the accounts receivable of Debtor as eligible receivables in the determination of extensions of credit to any concern for which Senior Creditor may act as finance company and/or to induce Senior Creditor to enter into or refrain at this time from terminating a finance agreement with Debtor and to provide financial accommodations thereunder, the Junior Creditor hereby agrees to make subject and subordinate and does hereby make subject and subordinate the payment of the aforementioned indebtedness and any and all other present or future indebtedness of Debtor to the Junior Creditor, together with any and all interest accrued or to accrue thereon (all hereinafter referred to as “Junior Obligations”), to the payment of any and all debts, obligations and liabilities of Debtor to Senior Creditor, whether absolute or contingent, due or to become due, now existing or hereafter arising and whether direct or acquired by Senior Creditor by transfer, assignment or otherwise (all hereinafter referred to as “Senior Obligations”), and the Junior Creditor agrees not to ask, demand, sue for, take or receive payment or security for all or any part of said Junior Obligations until and unless all and every part of said Senior Obligations shall have been fully paid and discharged. The Senior Obligations include, without limitation, all Obligations as such term is defined in that certain Revolving Purchase, Loan and Security Agreement, made as of June 1, 2021, by and between Senior Creditor and Debtor, as amended by that certain Loan and Security Agreement, dated as of the date hereof, by and between Senior Creditor and Debtor (the “Loan Agreement”).

Notwithstanding the foregoing, Junior Creditor may receive payments of the Junior Obligations as and to the extent permitted under the Loan Agreement.

Any payment received by Junior Creditor in violation of any terms of this agreement shall be held by the Junior Creditor in trust for and on behalf of the Senior Creditor and shall be promptly delivered to Senior Creditor to be applied to the Senior Obligations. Junior Creditor further agrees to and does hereby transfer and assign to Senior Creditor and grant to Senior Creditor a security interest in said Junior Obligations and any and all collateral security for such Junior Obligations as collateral security for the payment and discharge in full of any and all of said Senior Obligations.

Junior Creditor hereby represents and warrants to Senior Creditor that, as of the date hereof, the Junior Obligations are not secured by a lien on or security interest in any assets of Debtor. Junior Creditor further agrees, represents and warrants to Senior Creditor that (i) the Junior Obligations will at all times hereafter remain unsecured obligations of Debtor and (ii) Junior Creditor will not accept or permit to exist in favor of Junior Creditor any lien on or security interest in any assets of Debtor as collateral security for the Junior Obligations. Any security interest or lien existing in favor of Junior Creditor in violation of the terms of this agreement shall at all times be deemed subordinate to any security interest or lien existing in favor of Senior Creditor.

Upon any distribution of any assets of Debtor, whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, Senior Creditor shall be entitled to receive payment in full of said Senior Obligations prior to the payment of all or any part of said Junior Obligations. To enable Senior Creditor to assert and enforce its rights hereunder in any such proceeding or upon the happening of any such event, Senior Creditor or any person whom Senior Creditor may designate are hereby irrevocably appointed attorney in fact for the Junior Creditor with full power to act in the place and stead of the Junior Creditor, including the right to make, present, file and vote such proofs of claim against Debtor on account of all or any part of said Junior Obligations as Senior Creditor may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of said Senior Obligations. The Junior Creditor will execute and deliver to Senior Creditor such instruments as may be required by Senior Creditor to enforce any and all such Junior Obligations, to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof, and the Junior Creditor hereby irrevocably appoints Senior Creditor as the lawful attorney and agent of the Junior Creditor to execute financing statements on behalf of the Junior Creditor and hereby further authorize Senior Creditors to file such financing statements in any appropriate public office.

Until the Senior Obligations are paid in full, Junior Creditor shall not (i) commence any suit against Debtor to collect Junior Obligations, (ii) commence any proceeding or join any creditor (unless Senior Creditor shall join therein) in commencing any proceeding against Debtor under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of any state or federal government, or (iii) accept any security for the Junior Obligations. In addition, while this agreement remains in effect, Junior Creditor shall deliver to Senior Creditor written notice of any default or event of default in respect of the Junior Obligations.

While this agreement remains in effect, the Junior Creditor will not transfer or assign any right, claim or interest of any kind or otherwise grant any security interest in or to all or any part of said Junior Obligations without Senior Creditor’s written consent thereto first procured. Senior Creditor may at any time, in its discretion, renew or extend the time of payment of all or any of said Senior Obligations or waive or release any collateral which may be held therefor, and Senior Creditor may enter into such agreements with Debtor as Senior Creditor may deem desirable without notice to or further assent from the Junior Creditor and without in any way affecting Senior Creditor’s rights hereunder.

This agreement is and shall be deemed to be a continuing subordination and shall be and remain in full force and effect until receipt by Senior Creditor of the indefeasible payment and satisfaction in full of all Senior Obligations and the termination of the Loan Agreement on terms and conditions acceptable to Senior Creditor.

The validity, construction and effect of this agreement shall be governed by the internal laws of the State of Texas (the “Applicable State”), but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the Applicable State. Each Creditor hereby irrevocably consents to the non-exclusive jurisdiction of the state and federal courts located in the Applicable State, and waives trial by jury in any action or proceeding with respect to this agreement.

This agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this agreement by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this agreement.

This agreement is an amendment and restatement of that certain General Subordination Agreement, dated as of June 1, 2021, by Junior Creditor in favor of Senior Creditor (as amended, the “Existing Subordination Agreement”). Junior Creditor hereby acknowledges, confirms and agrees that the Existing Subordination Agreement is in full force and effect on the date hereof and that the obligations of Junior Creditor thereunder are valid, binding and enforceable against Junior Creditor in accordance with the terms thereof. As between Senior Creditor, on the one hand, and Junior Creditor, on the other hand, the terms and conditions of the Existing Subordination Agreement are, effective as of the date hereof, amended and restated in their entirety and, as so amended and restated, replaced and superseded by the terms and conditions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, undersigned has caused this agreement to be duly executed as of the day and year first above written.

JUNIOR CREDITOR

FRANGIPANI TRADE SERVICES, INC.

By:
Name:
Title:

Address:

[Signature Page to A&R General Subordination Agreement]

To:	TBK Bank, SSB
12700 Park Central Dr.
Dallas, TX 75251

This __ day of ____, 2023, the undersigned Debtor hereby acknowledges notice of the instrument and foregoing subordination and agrees to be bound by all the terms, provisions and conditions thereof. The undersigned Debtor further agrees not to repay all or any part of said Junior Obligations, except as expressly permitted by the foregoing subordination. Any payment made in respect of the Junior Obligations in violation of the foregoing subordination shall constitute an Event of Default (as defined in the Loan Agreement referenced in the foregoing subordination).

UNIQUE LOGISTICS INTERNATIONAL, INC., a Nevada corporation

By:
Name:
Title:

UNIQUE LOGISTICS HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

UNIQUE LOGISTICS INTERNATIONAL (NYC), LLC, a Delaware limited liability company

By:
Name:
Title:

UNIQUE LOGISTICS INTERNATIONAL (BOS), INC., a Massachusetts corporation

By:
Name:
Title:

[Signature Page to A&R General Subordination Agreement]